UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024

FLUENCE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40978	87-1304612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4601 Fairfax Drive, Suite 600
Arlington, Virginia 22203
(Address of principal executive offices) (Zip Code)

(833) 358-3623
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	FLNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 6, 2024, Fluence Energy, Inc. (the "Company") filed a Certificate of Retirement with the Secretary of State of the State of Delaware to retire an aggregate of 65,674,195 shares of Class B-1 common stock, par value $0.00001 per share, of the Company (the “Class B-1 Common Stock”). As previously reported on July 7, 2022, 58,586,695 of the Class B-1 Common Stock were surrendered and transferred to the Company in connection with a redemption by Siemens Industry, Inc. pursuant to the terms of the Third Amended and Restated Limited Liability Company Agreement of Fluence Energy, LLC (the “LLC Agreement”) with respect to its entire holding of 58,586,695 common units of Fluence Energy, LLC, the sole direct subsidiary of the Company, which the Company elected to settle through the issuance of 58,586,695 shares of the Company's Class A common stock, par value $0.00001 per share ("Class A Common Stock"). As previously reported on December 8, 2023, 7,087,500 of the Class B-1 Common Stock were surrendered and transferred to the Company in connection with a redemption by AES Grid Stability, LLC pursuant to the terms of the LLC Agreement with respect to 7,087,500 common units of Fluence Energy, LLC which the Company elected to settle through the issuance of 7,087,500 shares of the Company's Class A Common Stock. The Company’s Amended and Restated Certificate of Incorporation provides that any shares of Class B-1 Common Stock transferred and surrendered to the Company shall automatically be cancelled and retired and such shares shall not be re-issued by the Company.
Effective upon filing, the Certificate of Retirement amended the Amended and Restated Certificate of Incorporation of the Company to reduce the total authorized number of shares of capital stock of the Company by 65,674,195 shares. The total number of authorized shares of the Company is now 1,544,325,805, such shares consisting of 1,200,000,000 shares of Class A Common Stock, 134,325,805 shares of Class B-1 Common Stock, 200,000,000 shares of Class B-2 common stock, par value $0.00001 per share, and 10,000,000 shares of preferred stock, par value $0.00001 per share. A copy of the Certificate of Retirement is attached as Exhibit 3.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Retirement of 65,674,195 shares of Class B-1 Common Stock
104	Cover Page Interactive Data File formatted in iXBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUENCE ENERGY, INC.

Date: June 11, 2024	By:	/s/ Francis A. Fuselier
Francis A. Fuselier
Senior Vice President, General Counsel and Secretary